UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2022

Keros Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 120, Building E Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 314-6297

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 12, 2022, Keros Therapeutics, Inc. (the “Company”) issued a press release announcing that it presented additional data from its ongoing Phase 2 clinical trial of KER-050 in patients with very low-, low-, or intermediate-risk myelodysplastic syndromes ("MDS"), as well as initial data from its ongoing Phase 2 clinical trial of KER-050 in patients with myelofibrosis and from its ongoing Phase 2 clinical trial of KER-047 in patients with iron-refractory iron deficiency anemia ("IRIDA"), at the 64th American Society of Hematology Annual Meeting and Exposition held December 10 through 13, 2022. In addition, the Company presented preclinical data showing the potential of a research form of KER-050 (“RKER-050”) to treat anemia and bone loss in an animal model of MDS, as well as preclinical data evaluating the treatment effect of activin receptor-like kinase 2 inhibition combined with RKER-050 in a mouse model of anemia of inflammation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During a conference call and webcast scheduled to be held at 4:01 p.m. Eastern time on December 12, 2022, the Company’s management will discuss the additional results from its ongoing Phase 2 clinical trial of KER-050 in patients with MDS, as well as initial data from its ongoing Phase 2 clinical trial of KER-050 in patients with myelofibrosis and from its ongoing Phase 2 clinical trial of KER-047 in patients with IRIDA. A copy of the presentation for the conference call and webcast is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 12, 2022.
99.2	Investor Presentation dated December 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D. Chief Executive Officer
Dated: December 12, 2022